UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             October 4, 2011

RESOURCES CONNECTION, INC.

Delaware (State or other jurisdiction	0-32113 (Commission	33-0832424 (IRS Employer
of incorporation)	File Number)	Identification No.)

17101 Armstrong Avenue, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                                                                                                                                (714) 430-6400

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 4, 2011, Resources Connection, Inc. (“Resources” or “the Company”) issued a press release announcing its financial results for the quarterly period ended August 27, 2011.  A copy of the press release is attached hereto as Exhibit 99.1.

Within the attached press release, the Company makes reference to certain non-generally accepted accounting principles (“non-GAAP”) financial measures, including consolidated EBITDA and adjusted EBITDA. The Company believes that these non-GAAP measures are useful to our investors because they are financial measures used by management to assess the performance of our Company.  Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that such information will assist the investment community in assessing the underlying performance of the Company on a year-over-year and sequential basis.  Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K.  In addition to the reasons described above, specific reasons the Company’s management believes that the presentation of certain non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition, results of operations and cash flows are as follows:

The non-GAAP measures presented in the attached press release are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. The Company believes that non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP and that these measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures.

For its internal budgeting process, the Company’s management uses financial statements that include consolidated EBITDA and adjusted EBITDA.  The Company’s management also uses the foregoing non-GAAP measures, in addition to other GAAP measures, in reviewing the financial results of the Company.

The information in Item 2.02 of this current report on Form 8-K, as well as Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01  Financial Statements and Exhibits.

  (c)              Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release issued October 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCES CONNECTION, INC.

Date: October 4, 2011
By: /s/ Donald B. Murray

Donald B. Murray
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release issued October 4, 2011